UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Western Asset Intermediate Muni Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2022

WESTERN ASSET

INTERMEDIATE MUNI

FUND INC. (SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes*, consistent with prudent investing.

Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. The Fund also maintains a dollar-weighted average effective maturity of between three and ten years.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Intermediate Muni Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2022. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2022

Western Asset Intermediate Muni Fund Inc.	III

Performance review

For the six months ended May 31, 2022, Western Asset Intermediate Muni Fund Inc. returned -9.36% based on its net asset value (“NAV”)i and -13.71% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg 1-15 Year Municipal Bond Indexii, returned -5.88% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageiii returned -9.93% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.14 per share. As of May 31, 2022, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2022 (unaudited)
Price Per Share	6-Month Total Return**
$9.30 (NAV)	-9.36	%†
$8.28 (Market Price)	-13.71	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

IV	Western Asset Intermediate Muni Fund Inc.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2022

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, bond prices fall, reducing the value of the fixed income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater liquidity and credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stockholders will indirectly pay a portion of the operating costs of such

Western Asset Intermediate Muni Fund Inc.	V

Performance review (cont’d)

companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. Leverage may result in greater volatility of NAV and market price of common shares and increases a shareholder’s risk of loss. The Fund may enter tender option bond (“TOB”) transactions, which expose the Fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the Fund would typically receive on inverse floaters acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg 1–15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB-or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 3 funds in the Fund’s Lipper category.

VI	Western Asset Intermediate Muni Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2022 and November 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 131.6%
Alaska — 0.6%
Alaska State Housing Finance Corp. Revenue, State Capital Project, Series B	4.000%	12/1/36	$250,000	$257,102
Northern Tobacco Securitization Corp., AK, Tobacco Settlement Revenue, Asset Backed Senior Bonds, Class 1, Series A, Refunding	4.000%	6/1/39	500,000	506,507
Total Alaska				763,609
Arizona — 2.6%
Arizona State IDA, Education Revenue, Lincoln South Beltway Project	5.000%	2/1/25	500,000	534,340
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	1,000,000	1,049,368	(a)(b)(c)
La Paz County, AZ, IDA, Lease Revenue, Charter School Solutions Harmony Public Schools Project	5.000%	2/15/38	500,000	525,427
Navajo Nation, AZ, Revenue, Series A, Refunding	5.000%	12/1/25	250,000	260,588	(d)
Phoenix, AZ, Civic Improvement Corp., Airport Revenue, Junior Lien, Refunding	5.000%	7/1/27	1,000,000	1,058,568
Total Arizona				3,428,291
California — 18.0%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien, Series B, Refunding	5.000%	10/1/34	500,000	529,292
Anaheim, CA, Public Financing Authority Lease, Series A, Refunding	5.000%	5/1/26	2,000,000	2,119,423	(e)
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series B-1 (SIFMA Municipal Swap Index Yield + 1.100%)	1.890%	4/1/24	2,000,000	2,009,144	(b)(c)
California State MFA Revenue:
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/34	350,000	369,613	(a)
Senior Lien, LINXS APM Project, Series A	5.000%	12/31/43	400,000	418,064	(a)
California State MFA Special Facility Revenue, United Airlines, Inc., Los Angeles International Airport Project	4.000%	7/15/29	250,000	244,961	(a)
California State PCFA Water Furnishing Revenue, Poseidon Resources	5.000%	7/1/27	1,750,000	1,761,991	(a)(d)
California State, GO:
Various Purpose	5.000%	3/1/35	500,000	580,018
Various Purpose, Refunding	5.000%	10/1/41	750,000	871,820
California Statewide CDA Revenue, Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	555,000	559,367	(d)

See Notes to Financial Statements.

2	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1, Refunding	5.000%	6/1/34	$1,500,000	$1,741,594	(e)
Long Beach, CA, Bond Finance Authority Lease Revenue, Series A, Refunding	5.000%	8/1/31	1,855,000	1,866,688
Los Angeles, CA, Department of Airports Revenue:
Subordinated, Los Angeles International Airport, Series C, Refunding	4.000%	5/15/35	700,000	728,549	(a)
Subordinated, Los Angeles International Airport, Series D	5.000%	5/15/36	1,200,000	1,308,378	(a)
Los Angeles, CA, Department of Water & Power, Power System Revenue, Series C	5.000%	7/1/37	750,000	827,699
M-S-R Energy Authority, CA, Natural Gas Revenue, Series B	6.125%	11/1/29	2,840,000	3,204,124
Northern California Energy Authority, Commodity Supply Revenue, Series A	4.000%	7/1/24	500,000	510,624	(b)(c)
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1, Refunding	5.250%	9/1/34	430,000	440,195
Riverside, CA, Electric Revenue:
Series A, Refunding	5.000%	10/1/36	750,000	844,216
Series A, Refunding	5.000%	10/1/43	250,000	278,686
Riverside, CA, Sewer Revenue, Series A, Refunding	5.000%	8/1/35	750,000	843,946
San Bernardino City, CA, Unified School District, COP, School Financing Project, AGM	5.000%	10/1/35	250,000	281,429
San Francisco, CA, City & County Airport Commission, International Airport Revenue, SFO Fuel Co. LLC, Series A, Refunding	5.000%	1/1/33	645,000	707,467	(a)
Sanger, CA, USD Revenue, COP, Capital Projects, Refunding, AGM	5.000%	6/1/49	250,000	267,066
Tobacco Securitization Authority of Southern California Revenue, Asset Backed Refunding, San Diego County Tobacco Asset Securitization Corporation, Class 1, Series A	5.000%	6/1/25	250,000	264,572
Total California				23,578,926
Colorado — 2.0%
Base Village Metropolitan District #2, CO, GO, Series A, Refunding	5.500%	12/1/36	500,000	510,384

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Denver, CO, City & County Special Facility Apartment Revenue, United Airlines Inc. Project, Refunding	5.000%	10/1/32	$100,000	$100,418	(a)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue, Series 2008	6.125%	11/15/23	1,800,000	1,866,359
Vauxmont Metropolitan District, CO, GO, Subordinate Limited Tax, Series 2019, Refunding, AGM	5.000%	12/15/28	125,000	136,608
Total Colorado				2,613,769
Connecticut — 1.9%
Connecticut State HEFA Revenue, Sacred Heart University Issue, Series I-1, Refunding	5.000%	7/1/36	250,000	268,754
Connecticut State Special Tax Revenue:
Transportation Infrastructure, Series A	5.000%	5/1/34	600,000	688,111
Transportation Infrastructure, Series A	5.000%	1/1/37	500,000	550,810
Connecticut State, GO:
Series A	5.000%	4/15/30	400,000	456,997
Series C	4.000%	6/1/38	250,000	255,623
Series E	5.000%	10/15/34	210,000	227,710
Total Connecticut				2,448,005
Florida — 7.4%
Broward County, FL, Airport System Revenue, Series 2017	5.000%	10/1/36	250,000	268,396	(a)
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Projects, Series A	6.000%	6/15/35	150,000	157,837	(d)
Florida State Mid-Bay Bridge Authority Revenue, Series A, Refunding	5.000%	10/1/27	545,000	578,218
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series E	5.000%	10/1/43	250,000	269,629	(a)
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, Refunding	5.000%	10/1/30	1,500,000	1,512,520
Miami-Dade County, FL, Aviation Revenue:
Series A, Refunding	5.000%	10/1/31	3,000,000	3,036,284	(a)(e)
Series A, Refunding	4.000%	10/1/36	1,000,000	1,013,777
Miami-Dade County, FL, Expressway Authority Toll System Revenue, Series B, Refunding	5.000%	7/1/26	1,500,000	1,585,335
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital, Refunding	5.000%	8/1/36	250,000	265,964

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities, Refunding	5.000%	8/1/36	$250,000	$266,807
Palm Beach County, FL, Health Facilities Authority Revenue:
Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series 2022, Refunding	4.000%	6/1/31	150,000	146,453
Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series B	2.625%	6/1/25	350,000	340,289
Tampa, FL, Hospital Revenue, H. Lee Moffit Cancer Center Project, Series B	5.000%	7/1/40	250,000	272,139
Total Florida				9,713,648
Georgia — 0.8%
Georgia State Municipal Electric Authority Power Revenue, Series A, Refunding	5.000%	1/1/37	250,000	280,974
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A	5.000%	5/15/33	250,000	267,237
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	500,000	527,992	(e)
Total Georgia				1,076,203
Guam — 0.1%
Government of Guam, Business Privilege Tax Revenue, Series F, Refunding	4.000%	1/1/42	200,000	182,236
Illinois — 18.8%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/38	500,000	516,079
Chicago, IL, Board of Education, GO:
Dedicated, Series A	5.000%	12/1/43	1,000,000	1,055,545
Dedicated, Series G, Refunding	5.000%	12/1/34	270,000	282,438
Series C, Refunding	5.000%	12/1/24	250,000	259,373
Series D	5.000%	12/1/46	1,500,000	1,555,375
Chicago, IL, GO:
Series A	5.000%	1/1/40	610,000	640,787
Series A, Refunding	5.000%	1/1/26	500,000	525,602
Series C, Refunding	5.000%	1/1/25	500,000	520,048
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond, Series B	5.000%	12/1/29	850,000	913,230	(e)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien, Series D	5.250%	1/1/36	$500,000	$543,973
Senior Lien, Series D	5.250%	1/1/37	400,000	434,708
Series A, Refunding	5.000%	1/1/31	1,750,000	1,834,831	(a)
Chicago, IL, Transit Authority Revenue, Series A, Refunding	5.000%	12/1/45	550,000	596,636
Chicago, IL, Wastewater Transmission Revenue, Second Lien, Series B, Refunding	5.000%	1/1/36	600,000	645,889
Chicago, IL, Waterworks Revenue:
Second Lien, Series 2017, Refunding	5.000%	11/1/29	500,000	550,374
Second Lien, Series 2017-2, Refunding, AGM	5.000%	11/1/32	630,000	691,454
Cook County, IL, Sales Tax Revenue, Series A, Refunding	5.000%	11/15/38	315,000	357,374
Illinois State Finance Authority Revenue:
NorthShore University HealthSystem, Refunding, Series A	5.000%	8/15/33	250,000	284,602
Southern Illinois Healthcare Enterprises Inc., Refunding	5.000%	3/1/34	500,000	531,756
Illinois State Sports Facilities Authority Revenue, State Tax Supported, Refunding, AGM	5.250%	6/15/30	3,000,000	3,143,088
Illinois State University, Auxiliary Facilities System Revenue, Series A, Refunding, AGM	5.000%	4/1/28	100,000	112,635
Illinois State, GO:
Series 2016, Refunding	5.000%	2/1/29	500,000	536,381
Series A	5.000%	3/1/35	400,000	424,917
Series A	5.000%	5/1/36	770,000	802,956
Series A	5.000%	5/1/39	300,000	311,649
Series A, Refunding	5.000%	10/1/29	1,300,000	1,413,809
Series B, Refunding	5.000%	9/1/27	600,000	656,174
Series D	5.000%	11/1/27	300,000	328,357
Metropolitan Pier & Exposition Authority, IL, Revenue:
McCormick Place Expansion Project, Series A, Refunding	4.000%	12/15/42	600,000	586,032
McCormick Place Expansion Project, Series A, Refunding	5.000%	6/15/50	1,200,000	1,259,341
McCormick Place Expansion Project, Series B, Refunding	5.000%	12/15/31	250,000	267,981
McCormick Place Expansion Project, Series B, Refunding	5.000%	6/15/42	500,000	529,551

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Regional Transportation Authority, IL, GO, Series A, Refunding, NATL	6.000%	7/1/29	$1,020,000	$1,170,983
Sales Tax Securitization Corp., IL, Revenue, Series A, Refunding	5.000%	1/1/28	250,000	277,433
Total Illinois				24,561,361
Indiana — 5.2%
Hammond, IN, Multi-School Building Corp.:
First Mortgage Bond, State Intercept Program	5.000%	7/15/34	750,000	843,361
First Mortgage Bond, State Intercept Program	5.000%	7/15/35	1,035,000	1,160,399
Indiana State Finance Authority Revenue:
Marion General Hospital, Series A	4.000%	7/1/45	250,000	249,815
Midwestern Disaster Relief, Ohio Valley Electric Corp. Project, Series A	4.250%	11/1/30	200,000	205,331	(f)
Indianapolis, IN, Department of Public Utilities Gas Utility Revenue, Second Lien, Series A, Refunding	5.250%	8/15/29	4,000,000	4,172,345
Valparaiso, IN, Exempt Facility Revenue, Pratt Paper LLC Project	5.875%	1/1/24	190,000	195,011	(a)
Total Indiana				6,826,262
Iowa — 0.6%
Iowa State Finance Authority Revenue, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Refunding	5.000%	12/1/42	750,000	804,464	(b)(c)
Kentucky — 2.2%
Kentucky State PEA, Gas Supply Revenue:
Series A	4.000%	6/1/26	1,200,000	1,237,968	(b)(c)
Series C	4.000%	6/1/25	1,600,000	1,643,782	(b)(c)
Total Kentucky				2,881,750
Louisiana — 5.1%
New Orleans, LA, Aviation Board, General Airport Revenue:
Series B	5.000%	1/1/29	2,000,000	2,093,755	(a)
Series B	5.000%	1/1/30	2,000,000	2,088,318	(a)
Port New Orleans Board of Commissioners, Revenue, Series B, Refunding, AGM	5.000%	4/1/38	1,625,000	1,753,109	(a)
St. John the Baptist Parish, LA, State Revenue:
Marathon Oil Corp. Project, Refunding	2.125%	7/1/24	400,000	390,538	(b)(c)
Marathon Oil Corp. Project, Refunding	2.200%	7/1/26	300,000	284,189	(b)(c)
Total Louisiana				6,609,909

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 0.6%
Maryland State EDC, Senior Student Housing Revenue, Morgan State University Project	4.000%	7/1/40	$500,000	$470,459
Maryland State Stadium Authority Built to Learn Revenue, Series A	4.000%	6/1/47	250,000	251,967
Total Maryland				722,426
Massachusetts — 2.4%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series B-1, Refunding	5.000%	1/1/35	350,000	394,783
Massachusetts State DFA Revenue:
Mass General Brigham Issue, Series A-1	5.000%	1/31/30	1,000,000	1,152,402	(b)(c)
Partners Healthcare System, Refunding	5.000%	7/1/37	250,000	268,227
UMass Boston Student Housing Project	5.000%	10/1/28	200,000	206,744
Massachusetts State Port Authority Revenue:
Series A, Refunding	5.000%	7/1/36	500,000	548,963	(a)
Series E	5.000%	7/1/46	500,000	550,510	(a)
Total Massachusetts				3,121,629
Michigan — 2.7%
Detroit, MI, Downtown Development Authority, Tax Increment Revenue, Series A, Refunding, AGM	5.000%	7/1/38	250,000	262,604
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien, Series C, Refunding	5.000%	7/1/33	800,000	866,008
Senior Lien, Series C, Refunding	5.000%	7/1/35	350,000	378,183
Michigan Finance Authority Revenue, Tobacco Settlement Asset-Backed, Series A-1, Refunding	4.000%	6/1/39	150,000	151,505
Michigan State Finance Authority Revenue:
Hospital Revenue, Trinity Health Credit Group, Series A, Refunding	5.000%	12/1/42	250,000	267,077
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Second Lien Local Project, Series C, Refunding	5.000%	7/1/33	275,000	290,769
Local Government Loan Program, Detroit, MI, Water & Sewer Department, Series D2, Refunding, AGM	5.000%	7/1/24	1,000,000	1,057,729
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	300,000	306,377	(a)
Total Michigan				3,580,252

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 1.0%
Kansas City, MO, IDA, Airport System Revenue, Kansas City International Airport Terminal Modernization Project, Series B	5.000%	3/1/35	$750,000	$816,742	(a)
Missouri State Health Senior Living Facilities Revenue, Lutheran Senior Services Projects, Series A	5.000%	2/1/34	150,000	157,916
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village, St. Louis Obligated Group, Series A	5.000%	9/1/38	300,000	296,363
Total Missouri				1,271,021
Nebraska — 0.4%
Central Plains, NE, Energy Project, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/36	500,000	563,556
New Jersey — 10.0%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, Refunding, AGM	5.000%	11/1/28	1,000,000	1,053,771
New Jersey State EDA Revenue:
School Facilities Construction, Series NN, Refunding	5.000%	3/1/28	2,825,000	2,898,304	(e)
School Facilities Construction, Series NN, Refunding	5.000%	3/1/29	2,175,000	2,231,437	(e)
School Facilities Construction, Series QQQ	5.000%	6/15/31	500,000	557,489
Transit Transportation Project, Series A	5.000%	11/1/32	750,000	823,947
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	150,000	159,050	(a)
New Jersey State Transportation Trust Fund Authority Revenue:
Transportation Program, Series AA	5.000%	6/15/36	1,000,000	1,104,937
Transportation System, Series A, Refunding	5.000%	12/15/25	425,000	456,717
Transportation System, Series A, Refunding	5.000%	12/15/28	575,000	632,617
New Jersey State Turnpike Authority Revenue, Series G, Refunding	5.000%	1/1/35	1,000,000	1,106,744
New Jersey State, GO, COVID-19 Emergency, Series A	5.000%	6/1/26	1,400,000	1,535,865
Tobacco Settlement Financing Corp., NJ, Revenue, Series A, Refunding	5.000%	6/1/35	500,000	536,317
Total New Jersey				13,097,195

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New York — 18.1%
Brookhaven, NY, Local Development Corp. Revenue, Long Island Community Hospital Project, Series A, Refunding	5.000%	10/1/32	$575,000	$633,361
Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue, Series A, Refunding	5.000%	2/15/35	1,000,000	1,090,474
MTA, NY, Transportation Revenue:
Green Bonds, Series A-2, Refunding	5.000%	11/15/24	125,000	132,219
Green Bonds, Series D-1	5.000%	11/15/43	250,000	268,837
Green Bonds, Series E, Refunding	5.000%	11/15/28	1,000,000	1,108,513
Series A-2	5.000%	5/15/30	400,000	444,959	(b)(c)
New York City, NY, GO, Subseries F-1	5.000%	3/1/37	1,500,000	1,723,288
New York City, NY, Industrial Development Agency Revenue, Yankee Stadium Project, Series A, Refunding, AGM	5.000%	3/1/29	250,000	282,178
New York City, NY, TFA Revenue, Future Tax Secured, Subordinate, Series C-1	4.000%	5/1/40	2,300,000	2,398,386
New York State Dormitory Authority, Sales Tax Revenue, Bidding Group 3, Series E, Refunding	5.000%	3/15/38	1,500,000	1,662,222
New York State Dormitory Authority, School Districts Revenue Financing Program, Series A, AGM	5.000%	10/1/29	750,000	857,922
New York State Dormitory Authority, State Personal Income Tax Revenue, Series D, Refunding	5.000%	2/15/41	750,000	843,052
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien, Series A	5.000%	1/1/36	1,000,000	1,073,954
New York State Thruway Authority, State Personal Income Tax Revenue, Series A	5.000%	3/15/26	200,000	205,367
New York State Transportation Development Corp., Special Facilities Revenue:
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/30	850,000	888,423	(a)
Delta Air Lines Inc., LaGuardia Airport Terminals C and D Redevelopment Project	5.000%	1/1/32	1,200,000	1,248,100	(a)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	1,225,000	1,276,425	(a)
Terminal 4 John F. Kennedy International Airport Project, Series C, Refunding	5.000%	12/1/27	500,000	544,546

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Urban Development Corp. Revenue:
State Personal Income Tax, Series A	5.000%	3/15/41	$750,000	$843,987
State Personal Income Tax, Series A	4.000%	3/15/45	550,000	565,428
Niagara Area Development Corp., NY, Solid Waste Disposal Facility Revenue, Covanta Project, Series B, Refunding	3.500%	11/1/24	750,000	749,295	(d)
Port Authority of New York & New Jersey Revenue, Consolidated Series 193, Refunding	5.000%	10/15/30	1,500,000	1,605,768	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue:
General-MTA Bridges & Tunnels, Series A	5.000%	11/15/49	1,000,000	1,104,293
Senior Lien-MTA Bridges & Tunnels, Series C-1A	5.000%	5/15/51	1,000,000	1,135,865
Utility Debt Securitization Authority, NY, Revenue, Restructuring, Series TE, Refunding	5.000%	12/15/27	1,000,000	1,049,096
Total New York				23,735,958
North Carolina — 1.2%
Charlotte, NC, COP, Series P, Refunding	5.000%	6/1/44	250,000	283,423
Charlotte, NC, Airport Revenue, Charlotte Douglas International Airport, Refunding	5.000%	7/1/36	400,000	451,226
North Carolina State Limited Obligation Revenue, Series A	5.000%	5/1/32	750,000	865,481
Total North Carolina				1,600,130
Ohio — 2.2%
American Municipal Power Inc., OH, Revenue, AMP Fremont Energy Center Project, Series A, Refunding	5.000%	2/15/29	500,000	563,102
Buckeye, OH, Tobacco Settlement Financing Authority Revenue:
Senior Bonds, Series A-2, Refunding	5.000%	6/1/33	500,000	548,874
Senior Bonds, Series B-2, Refunding	5.000%	6/1/55	550,000	558,690
Ohio State Air Quality Development Authority Revenue:
American Electric Co. Project, Series B, Refunding	2.500%	10/1/29	350,000	323,548	(a)(b)(c)
Duke Energy Corp. Project, Series B, Refunding	4.250%	6/1/27	250,000	260,368	(a)(b)(c)(f)
Ohio State Higher Educational Facility Revenue, Xavier University Project, Refunding	5.000%	5/1/34	525,000	586,360
Total Ohio				2,840,942

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount		Value
Oregon — 1.6%
Port of Portland, OR, Airport Revenue, Portland International Airport, Series 26C, Refunding	5.000%	7/1/26	$250,000	$	271,239	(a)
Portland, OR, River District Urban Renewal & Redevelopment, Series C	5.000%	6/15/28	570,000		570,797
Washington Multnomah & Yamhill Counties, OR, School District #1J West Union, GO, Hillsboro, School Board Guaranty	5.000%	6/15/34	500,000		556,378
Yamhill County, OR, Hospital Authority Revenue:
Friendsview Retirement Community, Refunding	5.000%	11/15/31	350,000		352,907
Friendsview Retirement Community, Refunding	5.000%	11/15/36	325,000		325,891
Total Oregon					2,077,212
Pennsylvania — 3.9%
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue	5.000%	6/1/30	200,000		222,265
Cumberland County, PA, Municipal Authority Revenue:
Diakon Lutheran Social Ministries, Refunding	5.000%	1/1/27	150,000		160,854	(e)
Diakon Lutheran Social Ministries, Refunding	5.000%	1/1/27	290,000		305,030
Lancaster County, PA, Hospital Authority Revenue, Penn State Health, Series 2021	5.000%	11/1/46	600,000		649,314
Montgomery County, PA, Higher Education and Health Authority Revenue, Thomas Jefferson University, Series B, Refunding	4.000%	5/1/35	500,000		516,542
Pennsylvania State Turnpike Commission Revenue:
Series A, Refunding	5.000%	12/1/47	500,000		559,336
Series B	5.000%	12/1/40	750,000		844,958
Philadelphia, PA, Authority for IDR, Lease Revenue, Refunding	5.000%	10/1/30	250,000		288,429
Philadelphia, PA, Authority for IDR, City Service Agreement Revenue, Rebuild Project	5.000%	5/1/35	500,000		558,693
Philadelphia, PA, GO, Series B	5.000%	2/1/35	250,000		283,129
State Public School Building Authority, PA, Lease Revenue:
Philadelphia SD Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/31	150,000		165,525
Philadelphia SD Project, Series A, Refunding, AGM, State Aid Withholding	5.000%	6/1/33	450,000		495,367
Total Pennsylvania					5,049,442

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — 5.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue:
Senior Lien, Series A, Refunding	5.000%	7/1/47	$400,000	$415,606	(d)
Series B, Refunding	5.000%	7/1/33	750,000	800,724	(d)
Puerto Rico Commonwealth, GO:
CAB, Restructured, Series A-1	0.000%	7/1/24	5,704	5,245
CAB, Restructured, Series A-1	0.000%	7/1/33	14,271	8,470
Restructured, Series A-1	5.250%	7/1/23	12,385	12,551
Restructured, Series A-1	5.375%	7/1/25	12,350	13,005
Restructured, Series A-1	5.625%	7/1/27	12,238	13,366
Restructured, Series A-1	5.625%	7/1/29	12,040	13,322
Restructured, Series A-1	5.750%	7/1/31	11,694	13,248
Restructured, Series A-1	4.000%	7/1/33	11,089	10,874
Restructured, Series A-1	4.000%	7/1/35	9,968	9,642
Restructured, Series A-1	4.000%	7/1/37	8,555	8,275
Restructured, Series A-1	4.000%	7/1/41	11,631	11,049
Restructured, Series A-1	4.000%	7/1/46	12,097	11,318
Subseries CW	0.000%	11/1/43	55,229	28,650	(c)
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	220,000	204,600	*(g)
Series A	5.050%	7/1/42	75,000	69,750	*(g)
Series DDD, Refunding	5.000%	7/1/21	280,000	259,700	*(h)
Series TT	5.000%	7/1/37	450,000	418,500	*(g)
Series XX	5.250%	7/1/40	400,000	374,000	*(g)
Series ZZ, Refunding	5.250%	7/1/18	250,000	233,125	*(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	220,000	183,412
Restructured, Series A-1	4.550%	7/1/40	50,000	50,648
Restructured, Series A-2	4.329%	7/1/40	1,340,000	1,341,673
Restructured, Series A-2A	4.550%	7/1/40	2,380,000	2,410,827
Total Puerto Rico				6,921,580
South Carolina — 0.3%
South Carolina State Ports Authority Revenue, Series 2018	5.000%	7/1/36	400,000	433,051	(a)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 0.6%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Subordinated, Green Bonds, Series A	5.000%	7/1/42	$300,000	$331,518
Tennessee State Energy Acquisition Corp., Natural Gas Revenue, Series 2018	4.000%	11/1/25	500,000	515,093	(b)(c)
Total Tennessee				846,611
Texas — 7.4%
Arlington, TX, Special Tax Revenue, Subordinated Lien, Series C, BAM	5.000%	2/15/41	250,000	260,818
Austin, TX, Airport System Revenue:
Series 2014	5.000%	11/15/27	1,000,000	1,051,931	(a)
Series 2022	5.000%	11/15/38	350,000	395,202	(a)
Central Texas, Regional Mobility Authority Revenue, Senior Lien, Series E	5.000%	1/1/45	500,000	543,479
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, Series A, Refunding, AGM	5.000%	11/15/25	1,000,000	1,062,876
Houston, TX, Airport System Revenue:
Special Facilities, United Airlines Inc., Airport Improvements Project	5.000%	7/15/28	500,000	513,501	(a)
Special Facilities, United Airlines Inc., Terminal Improvement Project, Series B1	4.000%	7/15/41	500,000	446,828	(a)
Subordinated, Series A	5.000%	7/1/36	1,055,000	1,142,773	(a)
Laredo, TX, Waterworks & Sewer System Revenue, Series 2019	5.000%	3/1/33	1,000,000	1,130,002
Love Field, TX, Airport Modernization Corp., General Airport Revenue, Series 2017	5.000%	11/1/31	90,000	96,049	(a)
Newark, TX, Higher Education Finance Corp., Education Revenue, TLC Academy, Series A	4.000%	8/15/31	250,000	248,656
North Texas Tollway Authority Revenue:
First Tier, Series A, Refunding	5.000%	1/1/36	500,000	544,468
First Tier, Series B, Refunding	5.000%	1/1/34	1,300,000	1,371,402
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas	5.000%	10/1/37	500,000	559,794
Texas State Public Finance Authority, Lease Revenue, Refunding	4.000%	2/1/36	350,000	360,460
Total Texas				9,728,239

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Utah — 0.5%
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	$250,000	$266,714
Utah State Infrastructure Agency, Telecommunications Revenue:
Series 2019	5.000%	10/15/26	250,000	265,777
Series 2021	4.000%	10/15/36	100,000	93,182
Total Utah				625,673
Virginia — 4.5%
Arlington County, VA, IDA, Hospital Revenue, Virginia Hospital Center, Refunding	5.000%	7/1/35	200,000	219,284
Virginia Beach, VA, Development Authority, Residential Care Facility Revenue, Westminster- Canterbury on Chesapeake Bay, Refunding	5.000%	9/1/40	1,250,000	1,278,838
Virginia State Small Business Financing Authority Revenue:
Bon Secours Mercy Health, Series A, Refunding	4.000%	12/1/49	500,000	500,738
Second Lien, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,005,657	(a)
Senior Lien, 95 Express Lanes LLC Project, Refunding	5.000%	1/1/38	1,250,000	1,358,708	(a)
Senior Lien, I-495 Hot Lanes Project, Refunding	5.000%	6/30/42	250,000	274,134	(a)
The Obligated Group of National Senior Campuses Inc., Series A, Refunding	5.000%	1/1/31	250,000	278,052
Total Virginia				5,915,411
Washington — 1.0%
Port of Seattle, WA, Intermediate Lien Revenue, Series 2019	5.000%	4/1/33	500,000	554,627	(a)
Washington State Health Care Facilities Authority Revenue:
Commonspirit Health, Series B, Refunding	5.000%	8/1/26	250,000	268,941	(b)(c)
Seattle Cancer Care Alliance, Refunding	5.000%	12/1/29	170,000	191,379
Seattle Cancer Care Alliance, Refunding	5.000%	9/1/38	300,000	328,091
Total Washington				1,343,038
West Virginia — 0.3%
West Virginia University Revenue, West Virginia Projects, Series B, Refunding	5.000%	10/1/29	300,000	336,412	(b)(c)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 2.3%
Central Brown County, WI, Water Authority System Revenue, Series A, Refunding	5.000%	11/1/35	$2,105,000	$2,242,027
Public Finance Authority, WI, Revenue, Carmelite System Inc., Obligated Group, Series 2020, Refunding	5.000%	1/1/40	150,000	160,830
Village of Mount Pleasant, WI, Tax Increment Revenue, Series A	5.000%	4/1/43	500,000	556,472
Total Wisconsin				2,959,329
Total Municipal Bonds (Cost — $172,939,674)				172,257,540
Municipal Bonds Deposited in Tender Option Bond Trust (i) —1.5%
New York — 1.5%
New York State Dormitory Authority, State Personal Income Tax Revenue, General Obligations Bonds, Series A (Cost — $1,924,923)	4.000%	3/15/45	1,925,000	1,974,165
Total Investments before Short-Term Investments (Cost — $174,864,597)				174,231,705
Short-Term Investments — 3.6%
Municipal Bonds — 3.6%
Alabama — 0.1%
Mobile County, AL, IDA Revenue, ExxonMobil Project, Refunding	0.600%	7/15/32	100,000	100,000	(j)(k)
Florida — 1.2%
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System, Series E, Refunding, LOC - TD Bank N.A.	0.830%	10/1/26	1,200,000	1,200,000	(j)(k)
St. Lucie County, FL, Solid Waste Disposal Revenue, Florida Power & Light Co. Project, Refunding	0.670%	5/1/24	400,000	400,000	(a)(j)(k)
Total Florida				1,600,000
Massachusetts — 0.1%
Massachusetts State HEFA Revenue, Harvard University, Series R, Refunding	0.320%	11/1/49	100,000	100,000	(j)(k)
Mississippi — 0.4%
Mississippi State Business Finance Corp., Gulf Opportunity Zone, IDR:
Chevron USA Inc. Project, Series E	0.600%	12/1/30	200,000	200,000	(j)(k)
Chevron USA Inc. Project, Series G	0.600%	12/1/30	250,000	250,000	(j)(k)
Chevron USA Inc. Project, Series K	0.600%	11/1/35	100,000	100,000	(j)(k)
Total Mississippi				550,000

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 0.2%
New Jersey State Health Care Facilities Financing Authority Revenue, Hospital Capital Asset Financing Program, Series B, Refunding, LOC - TD Bank N.A.	0.780%	7/1/35	$300,000	$300,000	(j)(k)
New York — 0.9%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc. Project, Subseries C-3, LOC - Mizuho Bank Ltd.	0.700%	11/1/39	1,200,000	1,200,000	(a)(j)(k)
Utah — 0.7%
Murray City, UT, Hospital Revenue, IHC Health Services Inc., Series B, SPA - JPMorgan Chase & Co.	0.620%	5/15/37	800,000	800,000	(j)(k)
Utah County, UT, Hospital Revenue, IHC Health Services Inc., Series C, SPA - TD Bank N.A.	0.620%	5/15/58	100,000	100,000	(j)(k)
Total Utah				900,000
Total Municipal Bonds (Cost — $4,750,000)				4,750,000

			Shares
Money Market Funds — 0.0%††
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $7,763)	0.652%		7,763	7,763	(l)
Total Short-Term Investments (Cost — $4,757,763)				4,757,763
Total Investments — 136.7% (Cost — $179,622,360)				178,989,468
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (0.5)%				(600,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (36.2)%				(47,400,000)
TOB Floating Rate Notes — (1.1)%				(1,445,000)
Other Assets in Excess of Other Liabilities — 1.1%				1,354,004
Total Net Assets Applicable to Common Shareholders — 100.0%				$130,898,472

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

May 31, 2022

Western Asset Intermediate Muni Fund Inc.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)	The coupon payment on this security is currently in default as of May 31, 2022.

(h)	The maturity principal is currently in default as of May 31, 2022.

(i)	Represents securities deposited into a special purpose entity, referred to as a Tender Option Bond (“TOB”) trust (Note 1).

(j)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(k)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2022, the total market value of investments in Affiliated Companies was $7,763 and the cost was $7,763 (Note 9).

See Notes to Financial Statements.

18	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Abbreviation(s) used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

BAM	— Build America Mutual — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EDC	— Economic Development Corporation

GO	— General Obligation

HEFA	— Health & Educational Facilities Authority

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

MTA	— Metropolitan Transportation Authority

NATL	— National Public Finance Guarantee Corporation — Insured Bonds

PCFA	— Pollution Control Financing Authority

PEA	— Public Energy Authority

SD	— School District

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

USD	— Unified School District

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

May 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $179,614,597)	$178,981,705
Investments in affiliated securities, at value (Cost — $7,763)	7,763
Interest receivable	2,357,285
Receivable for securities sold	112,115
Dividends receivable from affiliated investments	16
Prepaid expenses	19,507
Total Assets	181,478,391

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 1,896 shares issued and outstanding) (net of deferred offering costs of $628,483) (Note 5)	46,771,517
TOB Floating Rate Notes (Note 1)	1,445,000
Payable for securities purchased	561,568
Distributions payable to Common Shareholders	330,934
Investment management fee payable	82,279
Directors’ fees payable	3,934
Interest expense payable	1,273
Distributions payable to Auction Rate Cumulative Preferred Stockholders	21
Accrued expenses	783,393
Total Liabilities	49,979,919
Series M Municipal Auction Rate Cumulative Preferred Stock (24 shares authorized and issued at $25,000 per share) (Note 6)	600,000
Total Net Assets Applicable to Common Shareholders	$130,898,472

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 14,082,315 shares issued and outstanding; 100,000,000 common shares authorized)	$14,082
Paid-in capital in excess of par value	133,170,066
Total distributable earnings (loss)	(2,285,676)
Total Net Assets Applicable to Common Shareholders	$130,898,472

Common Shares Outstanding	14,082,315

Net Asset Value Per Common Share	$9.30

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2022

Investment Income:
Interest	$2,864,406
Dividends from affiliated investments	30
Total Investment Income	2,864,436

Expenses:
Investment management fee (Note 2)	510,781
Liquidity fees (Note 5)	183,050
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	95,384
Rating agency fees	28,129
Audit and tax fees	23,386
Directors’ fees	22,832
Legal fees	17,742
Transfer agent fees	15,550
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	13,766
Remarketing fees (Note 5)	11,981
Fund accounting fees	11,432
Interest expense (Note 1)	6,470
Stock exchange listing fees	6,233
Shareholder reports	5,133
Auction agent fees	4,347
Custody fees	503
Insurance	320
Auction participation fees (Note 6)	149
Miscellaneous expenses	7,231
Total Expenses	964,419
Less: Fee waivers and/or expense reimbursements (Note 2)	(12)
Net Expenses	964,407
Net Investment Income	1,900,029

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Unaffiliated Investment Transactions	(891,764)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(14,744,634)
Net Loss on Investments	(15,636,398)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(1,358)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(13,737,727)

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended May 31, 2022 (unaudited) and the Year Ended November 30, 2021	2022	2021

Operations:
Net investment income	$1,900,029	$4,159,557
Net realized gain (loss)	(891,764)	1,251,085
Change in net unrealized appreciation (depreciation)	(14,744,634)	860,562
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,358)	(616)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(13,737,727)	6,270,588

Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(1,985,606)	(3,971,213)
Decrease in Net Assets From Distributions to Common Shareholders	(1,985,606)	(3,971,213)
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(15,723,333)	2,299,375

Net Assets Applicable to Common Shareholders:
Beginning of period	146,621,805	144,322,430
End of period	$130,898,472	$146,621,805

See Notes to Financial Statements.

22	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations*	$(13,736,369)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(23,863,239)
Sales of portfolio securities	19,079,174
Net purchases, sales and maturities of short-term investments	4,082,020
Net amortization of premium (accretion of discount)	1,017,712
Increase in receivable for securities sold	(112,115)
Increase in interest receivable	(36,111)
Increase in prepaid expenses	(19,501)
Increase in dividends receivable from affiliated investments	(16)
Decrease in payable for securities purchased	(292,472)
Amortization of preferred stock offering costs	13,766
Decrease in investment management fee payable	(5,510)
Decrease in Directors’ fees payable	(725)
Decrease in interest expense payable	(414)
Increase in accrued expenses	224,347
Net realized loss on investments	891,764
Change in net unrealized appreciation (depreciation) of investments	14,744,634
Net Cash Provided in Operating Activities**	1,986,945

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(1,985,606)
Distributions paid on Auction Rate Cumulative Preferred Stock (net of distributions payable)	(1,339)
Proceeds from TOB Floating Rate Notes	1,445,000
Repayment of TOB Floating Rate Notes	(1,445,000)
Net Cash Used by Financing Activities	(1,986,945)
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

*	Does not include distributions paid to Auction Rate Cumulative Preferred Stockholders.

**	Included in operating expenses is $6,884 paid for interest on borrowings and $95,384 paid for distributions to Variable Rate Demand Preferred Stockholders.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2022
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	23

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2022[1,2]	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of period	$10.41	$10.25	$10.24	$9.75	$10.08	$9.97

Income (loss) from operations:
Net investment income	0.13	0.30	0.29	0.32	0.35	0.39
Net realized and unrealized gain (loss)	(1.10)	0.14	0.00 [3]	0.50	(0.33)	0.15
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income[3]	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Total income (loss) from operations	(0.97)	0.44	0.29	0.82	0.02	0.54

Less distributions to common shareholders from:
Net investment income	(0.14) [4]	(0.28)	(0.28)	(0.33)	(0.37)	(0.43)
Total distributions to common shareholders	(0.14)	(0.28)	(0.28)	(0.33)	(0.37)	(0.43)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	—	—	0.02	—

Net asset value, end of period	$9.30	$10.41	$10.25	$10.24	$9.75	$10.08

Market price, end of period	$8.28	$9.75	$9.07	$9.21	$8.29	$9.35
Total return, based on NAV[5,6]	(9.36)%	4.33%	2.96%	8.51%	0.39%[7]	5.47%
Total return, based on Market Price[8]	(13.71)%	10.72%	1.66%	15.26%	(7.52)%	2.55%

Net assets applicable to common shareholders, end of period (millions)	$131	$147	$144	$144	$137	$142

Ratios to average net assets:[9]
Gross expenses	1.40%[10]	1.29%	1.60%	1.76%	1.76%	1.56%
Net expenses[11]	1.40 [10,12]	1.29 [12]	1.60 [12]	1.76	1.76	1.56
Net investment income	2.76 [10]	2.82	2.87	3.15	3.57	3.80

Portfolio turnover rate	11%	11%	27%	18%	27%	11%

See Notes to Financial Statements.

24	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2022[1,2]	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$600	$600	$600	$600	$600	$2,600
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$47,400	$47,400	$47,400	$47,400	$47,400	$47,400
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[13]	373%	405%	401%	400%	386%	384%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[13]	$93,176	$101,366	$100,168	$100,095	$96,531	$95,977

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2022 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 0.19%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]

Represents value of net assets plus the liquidation value of the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the liquidation value of the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal obligations. In addition, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the investment manager. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The subadviser determines the credit quality of prefunded bonds based on the quality of the escrowed collateral and such other factors as the subadviser deems appropriate.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

26	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Municipal Bonds	—	$172,257,540	—	$172,257,540
Municipal Bonds Deposited in Tender Option Bond Trust	—	1,974,165	—	1,974,165
Total Long-Term Investments	—	174,231,705	—	174,231,705
Short-Term Investments†:
Municipal Bonds	—	4,750,000	—	4,750,000
Money Market Funds	$7,763	—	—	7,763
Total Short-Term Investments	7,763	4,750,000	—	4,757,763
Total Investments	$7,763	$178,981,705	—	$178,989,468

†	See Schedule of Investments for additional detailed categorizations.

(b) Tender option bonds. The Fund may enter into tender option bond (“TOB”) transactions and may invest in inverse floating rate instruments (“Inverse Floaters”) issued in TOB transactions. The Fund may participate either in structuring an Inverse Floater or purchasing an Inverse Floater in the secondary market. When structuring an Inverse Floater, the Fund deposits securities (typically municipal bonds or other municipal securities) (the “Underlying Bonds”) into a special purpose entity, referred to as a TOB trust. The TOB trust generally issues floating rate notes (“Floaters”) to third parties and residual interest, Inverse Floaters, to the Fund. The Floaters issued by the TOB trust have interest rates which reset weekly and provide the holders of the Floaters the option to tender their notes back to the TOB trust for redemption at par at each reset date. The net proceeds of the sale of the Floaters, after expenses, are received by the Fund and may be invested in additional securities. The Inverse Floaters are inverse floating rate debt instruments, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on any Inverse Floaters paid to the Fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floaters issued by a TOB trust may be senior to the Inverse Floaters held by the Fund. The value and market for Inverse Floaters can be volatile, and Inverse Floaters can have limited liquidity.

An investment in an Inverse Floater structured by the Fund is accounted for as a secured borrowing. The Underlying Bonds deposited into the TOB trust are included in the Fund’s Schedule of Investments and a liability for Floaters (TOB floating rate notes) issued by the TOB trust is recognized in the Fund’s Statement of Assets and Liabilities. The carrying amount of the TOB trust’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. Interest income, including amortization, on the Underlying Bonds is recognized in the Fund’s Statements of Operations. Interest paid to holders of the Floaters, as well as other expenses related to administration, liquidity, remarketing and trustee services of the TOB trust, are recognized in Interest expense in the Fund’s Statement of Operations.

28	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

(c) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common shareholders by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), net of the deferred offering costs, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating this fee, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

30	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the six months ended May 31, 2022, fees waived and/or expenses reimbursed amounted to $12, all of which was an affiliated money market fund waiver.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended May 31, 2022, such purchase and sale transactions (excluding accrued interest) were $3,050,000 and $9,600,000, respectively.

3. Investments

During the six months ended May 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,863,239
Sales	19,079,174

At May 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$178,177,360	$3,084,265	$(3,717,157)	$(632,892)

*	Cost of investments for federal income tax purposes includes the value of Inverse Floaters issued in TOB transactions (Note 1).

4. Derivative instruments and hedging activities

During the six months ended May 31, 2022, the Fund did not invest in derivative instruments.

5. Variable rate demand preferred stock

On February 25, 2015, the Fund completed a private offering of 1,896 shares of Series 1 VRDPS. Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Municipal ARCPS that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2022.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	2/25/2045	1,896	$25,000	$47,400,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.05% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, February 25, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund is a party to a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on June 23, 2023. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the

32	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the six months ended May 31, 2022 was 0.404%. VRDPS shares issued and outstanding remained constant during the six months ended May 31, 2022.

6. Municipal auction rate cumulative preferred stock

As of May 31, 2022, the Fund had 24 shares of ARCPS outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal ARCPS.

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 20, 2015, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On February 25, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,896 ARCPS, which represented 94.8% of outstanding ARCPS. The ARCPS that were not tendered remained outstanding. On November 27, 2018, the Fund repurchased 80 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30-days “AA” Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.078% to 1.305% during the six months ended May 31, 2022. At May 31, 2022, the dividend rate was 1.305%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

The holders of the ARCPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. Pursuant to the 1940 Act, holders of the preferred stock have the right to elect two Directors of the Fund, voting separately as a class.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, Inc., acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2022, CGM earned $149 as a participating broker/dealer.

34	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

7. Distributions to common shareholders subsequent to May 31, 2022

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/23/2022	6/1/2022	$0.0235
6/23/2022	7/1/2022	$0.0235
7/22/2022	8/1/2022	$0.0235
8/24/2022	9/1/2022	$0.0235

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2022 and the year ended November 30, 2021, the Fund did not repurchase any shares.

9. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended May 31, 2022. The following transactions were effected in such company for the six months ended May 31, 2022.

	Affiliate Value at November 30,	Purchased		Sold
	2021	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$39,783	$833,119	833,119	$865,139	865,139

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$30	—	$7,763

Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

10. Deferred capital losses

As of November 30, 2021, the Fund had deferred capital losses of $1,064,604, which have no expiration date, that will be available to offset future taxable capital gains.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

***

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Directors.

36	Western Asset Intermediate Muni Fund Inc. 2022 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Intermediate Muni Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Sub-Adviser”), an affiliate of the Manager, with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 10-11, 2022, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser. The information received and considered by the Board (including its various committees) both in conjunction with the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

At a meeting held by videoconference on April 19, 2022, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No

Western Asset Intermediate Muni Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

representatives of the Manager or the Sub-Adviser participated in this meeting. Following the April 19, 2022 meeting, the Independent Directors submitted certain questions and requests for additional information to management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

Board Approval of Management Agreement and Sub-Advisory Agreement

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Directors considered the Management Agreement and Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Adviser in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreement. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

38	Western Asset Intermediate Muni Fund Inc.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Adviser, and of the undertakings required of the Manager and Sub-Adviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Adviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager, the Sub-Adviser and their affiliates, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Adviser’s risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Adviser’s portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Adviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Western Asset Intermediate Muni Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end intermediate municipal debt funds classified by Broadridge, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was equal to the median for the 1-year period ended December 31, 2021, and was below the median for the 3-, 5- and 10-year periods ended December 31, 2021. The Board noted the explanations from the Manager and the Sub-Adviser regarding the Fund’s relative performance versus the Performance Universe for the various periods. The Board also took into account the limited size of the Performance Universe.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to the Sub-Adviser under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

40	Western Asset Intermediate Muni Fund Inc.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was below the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was below the median compared on the basis of common share assets and was equal to the median compared on the basis of leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were below the median on the basis of common share assets and were above the median on the basis of leveraged assets. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Adviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fee were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.

Western Asset Intermediate Muni Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2021 and September 30, 2020. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Adviser. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the Management Fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Adviser’s profitability and the costs of the Sub-Adviser’s provision of services, the Board did not consider the potential for economies of scale in the Sub-Adviser’s management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreement.

Other Benefits to the Manager and the Sub-Adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Adviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Adviser, were reasonable.

42	Western Asset Intermediate Muni Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on April 8, 2022, for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Directors

Nominees	Common Shares and Preferred Shares, voting together, Voted FOR Election	Common Shares and Preferred Shares, voting together, WITHHELD	Common Shares and Preferred Shares, voting together, ABSTAIN	Preferred Shares, Voted FOR Election	Preferred Shares, WITHHELD	Preferred Shares, ABSTAIN
Robert D. Agdern	12,043,023	160,808	157,132	—	—	—
Paolo M. Cucchi	12,029,064	168,627	163,272	—	—	—
Carol L. Colman	—	—	—	1,896	—	20

At May 31, 2022, in addition to Robert D. Agdern, Paolo M. Cucchi and Carol L. Colman, the other Directors of the Fund were as follows:

Daniel P. Cronin

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2022.

For	Against	Abstain
12,158,794	93,718	108,451

Western Asset Intermediate Muni Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

44	Western Asset Intermediate Muni Fund Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Intermediate Muni Fund Inc.	45

Western Asset

Intermediate Muni Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia*

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

SBI

* Effective February 10, 2022, Mr. Mandia became a Senior Vice President.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010074 7/22 SR22-4446

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 28, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 28, 2022